                                                                 EXHIBIT 10.12






                             AVONDALE INCORPORATED

                               STOCK OPTION PLAN

                               Table of Contents
                                                                     Page
                                                                     ----

SECTION 1.    PURPOSE                                                   1

SECTION 2.    DEFINITIONS                                               1

              2.1.   Associate ........................................ 1
              2.2.   Board ............................................ 2
              2.3.   Change in Control ................................ 2
              2.4.   Code ............................................. 2
              2.5.   Company .......................................... 2
              2.6.   Compensation Committee ........................... 2
              2.7.   Exchange Act ..................................... 3
              2.8.   Fair Market Value ................................ 3
              2.9.   Insider .......................................... 4
              2.10.  ISO .............................................. 4
              2.11.  Non-ISO .......................................... 4
              2.12.  Option ........................................... 4
              2.13.  Option Certificate ............................... 4
              2.14.  Option Price ..................................... 4
              2.15.  Parent Corporation ............................... 4
              2.16.  Plan ............................................. 4
              2.17.  Rule 16b-3 ....................................... 5
              2.18.  Stock ............................................ 5
              2.19.  Subsidiary ....................................... 5
              2.20.  Ten Percent Shareholder .......................... 5

SECTION 3.    SHARES RESERVED UNDER THE PLAN .......................... 5

SECTION 4.    EFFECTIVE DATE .......................................... 6

SECTION 5.    ADMINISTRATION .......................................... 6

SECTION 6.    ELIGIBILITY ............................................. 7

SECTION 7.    GRANT OF OPTIONS ........................................ 7

              7.1. Compensation Committee Action ...................... 7
              7.2. $100,000 Limit ..................................... 8

SECTION 8.    OPTION PRICE ............................................ 9

SECTION 9.    EXERCISE PERIOD .........................................10



SECTION 10.  NONTRANSFERABILITY ....................................... 11

SECTION 11.  SECURITIES REGISTRATION .................................. 11

SECTION 12.  LIFE OF PLAN ............................................. 13

SECTION 13.  ADJUSTMENT ............................................... 13

SECTION 14.  SALE OR MERGER OR CHANGE IN CONTROL ...................... 14

             14.1. Sale or Merger ..................................... 14
             14.2. Change in Control .................................. 16

SECTION 15.  AMENDMENT OR TERMINATION ................................. 16

SECTION 16.  MISCELLANEOUS ............................................ 18

             16.1. No Shareholder Rights .............................. 18
             16.2. No Contract of Employment .......................... 18
             16.3. Other Conditions ................................... 19
             16.4. Withholding ........................................ 19
             16.5. Construction ....................................... 20

                             AVONDALE INCORPORATED

                               STOCK OPTION PLAN

                                  Section 1.

                                    PURPOSE

     The purpose of this Plan is to promote the interests of the Company and its shareholders by granting Options to purchase Stock to Associates in order
(a) to provide an additional incentive to each Associate to work to increase the value of the Company's Stock, and (b) to provide each Associate with a stake in the future of the Company which corresponds to the stake of each of the Company's shareholders.

                                   Section 2.

                                  DEFINITIONS

     Each term set forth in this Section 2 shall have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular.

     2.1. Associate -- means any full-time associate of the Company or a Subsidiary who the Compensation Committee, acting in its absolute discretion, has determined to be eligible for the grant of an option under this Plan.

     2.2. Board -- means the Board of Directors of the Company.

     2.3. Change in Control -- means (a) the acquisition of the power to direct, or cause the direction of, the management and policies of the Company by a person (not previously possessing such power), acting alone or in conjunction with others, whether through the ownership of Stock, by contract or otherwise, or (b) the acquisition, directly or indirectly, of the power to vote more than 50% of the outstanding voting power of the Stock by any person or by two or more persons acting together, except an acquisition from the Company or by the Company, the Company's management or a Company-sponsored employee benefit plan. For purposes of this definition, (1) the term "person" means a natural person, corporation, partnership, joint venture, trust, government or instrumentality of a government, and (2) customary agreements with or between underwriters and selling group members with respect to a bona fide public offering of Stock shall be disregarded.

     2.4. Code -- means the Internal Revenue Code of 1986, as amended..

     2.5. Company -- means Avondale Incorporated, a Georgia corporation, and any successor to such corporation.

     2.6. Compensation Committee -- means the committee appointed by the Board to administer this Plan which at all times shall consist of two or more members of the Board. At such time as the Company becomes subject to the reporting requirements under Section 16(b) of the Exchange Act, each member of the Compensation Committee shall be a "disinterested person" within the meaning of Rule 16b-3.

     2.7. Exchange -Act -- means the Securities Exchange Act of 1934, as amended.

     2.8. Fair Market Value -- means (a) the closing price on any date for a share of Stock as reported by The Wall Street Journal under the New York Stock Exchange Composite Transactions quotation system (or under any successor quotation system) or, (b) if the Stock is not traded on the New York Stock Exchange, under the quotation system under which such closing price is reported or, (c) if The Wall Street Journal does not report such closing price, such closing price as reported by a newspaper or trade journal selected by the Compensation Committee or, (d) if no such closing price is available on such date, such closing price as so reported or so quoted in accordance with Section 2.8(a) for the immediately preceding business day, or, (e) if no newspaper or trade journal reports such closing price or if no such price quotation is available, the price which the Compensation Committee acting in good faith determines through any reasonable valuation method that a share of Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts.

     2.9. Insider --- means any individual who is subject to Section 16(a) of the Exchange Act.

     2.10. ISO -- means an option granted under this Plan to purchase Stock which is intended by the Company to satisfy the requirements of Code Section 422.

     2.11. Non-ISO -- means an option granted under this Plan to purchase Stock which is not intended by the Company to satisfy the requirements of Code
Section  422.

     2.12. Option --- Means an ISO or a Non-ISO.

     2.13. Option Certificate -- means the written certificate or instrument which sets forth the terms of an Option granted to an Associate under this Plan.

     2.14. Option Price -- means the price which shall be paid to purchase one share of Stock upon the exercise of an Option granted under this Plan.

     2.15. Parent Corporation -- means any corporation which is a parent of the Company within the meaning of Section 424(e) of the Code.

     2-16. Plan -- means this Avondale Incorporated Stock Option Plan, as amended from time to time.

     2.17. Rule 16b-3 -- means Rule 16b)-3 under Section 16(b) of the Exchange Act or any successor to such rule.

     2.18. Stock -- means the $.Ol par value Class A Common Stock of the
Company.

     2.19. Subsidiary -- means a corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) of the Company.

     2.20. Ten Percent Shareholder -- means a person who owns (after taking into account the attribution rules of Code Section 424(d)) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, a Subsidiary or a Parent Corporation.

                                   Section 3.

                          SHARES RESERVED UNDER THE PLAN

     There shall be 4,325 shares of Stock reserved for use under this Plan, and such shares of Stock shall be reserved to the extent that the Company deems appropriate from authorized but unissued shares of Stock and from shares of Stock which have been reacquired by the Company. Furthermore, any shares of Stock subject to an Option which remain unissued after the cancellation, expiration or exchange of such Option thereafter shall again become available for use under this Plan.

                                  Section  4.

                                 EFFECTIVE DATE

     The effective date of this Plan shall be the date it is adopted by the Board, provided that the shareholders of the Company shall approve this Plan after the date of its adoption in accordance with Rule 16b-3 and, to the extent this Plan provides for the issuance of ISOs, the shareholders of the Company shall approve those portions of this Plan related to the granting of ISOs within twelve (12) months after the date of adoption. If any options are granted under this Plan before the date of such shareholder approval, such Options automatically shall be granted subject to such approval.

                                   Section 5.

                                 ADMINISTRATION

     This Plan shall be administered by the Compensation Committee.  The
Board may from time to time remove members from, or add members to, the Compensation Committee. Vacancies on the Compensation Committee shall be filled by the Board. The Compensation Committee shall select one of its members as Chairman and shall hold meetings at such times and places as it may determine. The Compensation Committee acting in its absolute discretion shall exercise such powers and take such action as expressly called for under this Plan and, further, the

Compensation Committee shall have the power to interpret this Plan and (subject to Rule 16b-3) to take such other action (except to the extent the right to take such action is expressly and exclusively reserved for the Board or the Company's shareholders) in the administration and operation of this Plan as the Compensation Committee deems equitable under the circumstances, which action shall be binding on the Company, on each affected Associate and on each other person directly or indirectly affected by such action.

                                   Section 6.

                                  ELIGIBILITY

     Only Associates shall be eligible for the grant of Options under this Plan.

                                  Section 7.

                                GRANT OF OPTIONS

     7.1. Compensation Committee Action. The Compensation Committee, acting in its absolute discretion, shall have the right to grant options to Associates under this Plan from time to time to purchase shares of Stock and, further, shall have the right to grant new Options in exchange for outstanding options which have a higher or lower Option Price. Each grant of an

Option to an Associate shall be evidenced by an Option Certificate, and each such Option Certificate shall (a) specify whether the option is an ISO or Non-ISO and (b) incorporate such other terms and conditions as the Compensation Committee, acting in its absolute discretion, deems consistent with the terms of this Plan, including (without limitation) a restriction on the number of shares of Stock subject to the Option which first become exercisable during any calendar year. If the Compensation Committee grants an ISO and a Non-ISO to an Associate on the same date, the right of the Associate to exercise one such Option shall not be conditioned on his or her failure to exercise the other such Option.

     7.2. $100,000 Limit. To the extent that the aggregate Fair Market Value of Stock (determined as of the date the ISO is granted) with respect to which ISOs first become exercisable in any calendar year exceeds $100,000, such Options shall be treated as Non-ISOs. The Fair Market Value of the Stock subject to any other option (determined as of the date such option was granted) which (a) satisfies the requirements of Section 422 of the Code and
(b) is granted to an Associate under a plan maintained by the Company, a Subsidiary or a Parent Corporation shall be treated (for purposes of this $100,000 limitation) as if granted under this Plan. This $100,000 limitation shall be administered in accordance with the rules under Section 422(d) of the Code.

                                   Section 8.

                                  OPTION PRICE

     The Option Price for each share of Stock subject to an ISO shall be no less than the Fair Market Value of a share of Stock on the date the ISO is granted; provided, however, if the Option is an ISO granted to a Ten Percent Shareholder, the Option Price for each share of Stock subject to such ISO shall be no less than 110% of the Fair Market Value of a share of Stock on the date such ISO is granted. The Option Price for each share of Stock subject to a Non-ISO which is granted to an Associate may (in the absolute discretion of the Compensation Committee) be more or less than or equal to the Fair Market Value of a share of Stock on the date the Non-ISO is granted; provided, however, that in no event shall the Option Price be less than adequate consideration as determined by the Compensation Committee. The Option Price shall be payable in full upon the exercise of any Option and, at the discretion of the Compensation Committee, an Option Certificate can provide for the payment of the Option Price either in cash, by check, or in Stock acceptable to the Compensation Committee or in any combination of cash, check, and Stock acceptable to the Compensation Committee. Any payment made in Stock shall be treated as equal to the Fair Market Value of such Stock on the date the properly endorsed certificate for such Stock is delivered to the Compensation Committee or its delegate.

                                   Section 9.

                                EXERCISE PERIOD

     Each Option granted under this Plan to an Associate shall be exercisable in whole or in part at such time or times as set forth in the related Option Certificate, but no Option Certificate shall make an Option granted to an Associate exercisable after the earlier of

        (a)  the date such Option is exercised in full,

        (b) the date which is the fifth anniversary of the date the Option is granted, if the Option is an ISO and the Associate is a Ten Percent Shareholder on the date the Option is granted, or

        (c) the date which is the tenth anniversary of the date the Option is granted, if the Option is (i) a Non-ISO or (ii) an ISO which is granted to an Associate who is not a Ten Percent Shareholder on the date the option is granted.

An Option Certificate may provide for the exercise of an Option granted to an Associate after the employment of such Associate has terminated for any reason whatsoever, including death or disability; provided, however, in no event shall an Option Certificate provide for the exercise of an Option later than 30 days after the employment of such Associate has terminated for any reason whatsoever other than death or disability or 180 days after such employment terminates as a result of death or disability.

                                  Section 10.

                              NONTRANSFERABILITY

     No Option granted under this Plan shall be transferable by an Associate other than by will or by the laws of descent and distribution, and such Option shall be exercisable during the lifetime of an Associate only by such Associate. The person or persons to whom an Option is transferred by will or by the laws of descent and distribution thereafter shall be treated as the Associate under this Plan.

                                  Section 11.

                            SECURITIES REGISTRATION

     Each Option Certificate shall provide that, upon the receipt of shares of Stock as a result of the exercise of an Option, the Associate shall, if so requested by the Company, hold such shares of Stock for investment and not with a view to resale or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement satisfactory to the Company to that effect. Each Option Certificate also shall provide that, if so requested by the Company, the Associate shall make a written representation to the Company that he or she will not sell or offer to sell any of such Stock unless a registration statement shall be in effect with respect to such Stock under the Securities Act of 1933, as amended ("1933 Act") and any applicable state securities law or unless he or she shall have furnished to the Company an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required. Certificates representing the Stock transferred upon the exercise of an Option granted under this Plan may at the discretion of the Company bear a legend to the effect that such Stock has not been registered under the 1933 Act or any applicable state securities law and that such Stock may not be sold or offered for sale in the absence of an effective registration statement as to such Stock under the 1933 Act and any applicable state securities law or an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required.

                                  Section 12.

                                  LIFE OF PLAN

         No Option shall be granted under this Plan on or after the earlier of

        (a) the tenth anniversary of the effective date of this Plan (as determined under Section 4 of this Plan) and, after the tenth anniversary, this Plan thereafter shall continue in effect until all outstanding options have been exercised in full or no longer are exercisable, or

        (b) the date on which all of the Stock reserved under Section 3 of this Plan has (as a result of the exercise of options granted under this Plan) been issued or no longer is available for use under this Plan, in which event this Plan also shall terminate on such date.

                                  Section  13.

                                   ADJUSTMENT

     The number of shares of Stock reserved under Section 3 of this Plan, the number of shares of Stock subject to options granted under this Plan and the Option Price of such Options shall be adjusted by the Compensation Committee in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to, such changes resulting from stock dividends or stock splits. The Compensation Committee shall have the right to adjust (in a manner which satisfies the requirements of Section 424(a) of the Code) the number of shares of Stock reserved under Section 3 of this Plan, the number of shares of Stock subject to Options granted under this Plan, and the Option Price of such Options in the event of any corporate transaction described in Section 424(a) of the Code which provides for the substitution or assumption of Options in order to take into account on an equitable basis the effect of such transaction. If any adjustment under this
Section 13 would create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to any Options granted under this Plan shall be the next lower number of shares of Stock, rounding all fractions downward. An adjustment made under this
Section 13 by the Compensation Committee shall be conclusive and binding on all affected persons.

                                  Section  14.


                      SALE OR MERGER OR CHANGE IN CONTROL

     14.1. Sale or Merger. If the Company agrees to sell all or substantially all of its assets for cash or property or for a combination of cash and property or agrees to any merger, consolidation, reorganization, division or other corporate transaction in which Stock is converted into another security or into the right to receive securities or property and such agreement does not provide for the assumption or substitution of the Options granted under this Plan in accordance with Section 13 on a basis that is fair and equitable to holders of such Options as determined by the Compensation Committee, each Option granted to an Associate at the direction and discretion of the Compensation Committee, (a) may (subject to such conditions, if any, as the Compensation Committee deems appropriate under the circumstances) be cancelled unilaterally by the Company in exchange for (1) a transfer to such Associate of the number of whole shares of Stock, if any, determined by the Compensation Committee on a date set by the Compensation Committee for this purpose by dividing (i) the excess of the then Fair Market Value of the Stock then subject to exercise under such Option (as determined without regard to any vesting schedule for such Option) over the Option Price of such Stock by (ii) the then Fair Market Value of a share of such Stock or (2) the right to exercise his or her outstanding Option in full on any date before the date as of which the Compensation Committee unilaterally cancels such Option in full, (b) if the exchange described in Section 14.1(a) would result in a violation of Section 16 of the Exchange Act for an Associate, may (subject to such conditions, if any, as the Compensation

Committee deems appropriate under the circumstances) be cancelled unilaterally by the Company after advance written notice to such Associate, or (c) may be cancelled unilaterally by the Company if the Option Price equals or exceeds the Fair Market Value of a share of Stock on such date.

     14.2. Change in Control. If there is a Change in Control of the Company or a tender or exchange offer is made for Stock other than by the Company, the Compensation Committee thereafter shall have the right to take such action with respect to any unexercised Options granted to Associates, or all such Options, as the Compensation Committee deems appropriate under the circumstances to protect the interest of the Company in maintaining the integrity of such grants under this Plan, including following the procedures set forth in Section 14.1 for a sale or merger of the Company with respect to such Options. The Compensation Committee shall have the right to take different action under this
Section 14.2 with respect to different Associates or different groups of Associates, as the Compensation Committee deems appropriate under the circumstances.

                                  Section  15.

                            AMENDMENT OR TERMINATION

            This Plan may be amended by the Compensation Committee from time to time to the extent that the Compensation Committee deems necessary or appropriate; provided, however (a) no such amendment shall be made absent the approval of the shareholders of the Company required under
Section 422 of the Code (1) to increase the number of shares of Stock reserved under Section 3, or (2) to change the class of employees eligible for Options under Section 6, (b) at such time as the Company becomes subject to the reporting requirements of Section 16(b) of the Exchange Act and to the extent shareholder approval is required in order for the exemption set forth in Rule 16b-3 to be available in respect of Options granted pursuant to this Plan, the Compensation Committee shall not amend this Plan absent the approval of the shareholders of the Company in accordance with Rule 16b-3, (1) to increase materially (within the meaning of Rule 16b-3) the benefits accruing to any Insider under this Plan, (2) to increase materially (within the meaning of Rule 16b-3) the number of securities which may be issued under this Plan to Insiders, or (3) otherwise modify materially (within the meaning of Rule 16b-
3) the requirements as to eligibility by Insiders for participation in this Plan, and (c) no provision of this Plan shall be amended more than once every 6 months if amending such provision would result in the loss of an exemption under Rule 16b-3. Any amendment which specifically applies to Non-ISOs shall not require shareholder approval unless such approval is necessary to comply with Section 16 of the Exchange Act. The Compensation Committee also may suspend the granting of Options under this Plan at any time and may terminate this Plan at any time; provided, however, the Compensation Committee shall not have the right unilaterally to modify, amend or cancel any Option granted before such suspension or termination unless (1) the Associate consents in writing to such modification, amendment or cancellation or (2) there is a dissolution or liquidation of the Company or a transaction described in Section 13 or Section 14 of this Plan.

                                  Section 16.

                                 MISCELLANEOUS

     16.1. No Shareholder Rights. No Associate shall have any rights as a shareholder of the Company as a result of the grant of an Option to him or to her under this Plan or his or her exercise of such Option pending the actual delivery of Stock subject to such Option to such Associate.

     16.2. No Contract of Employment. The grant of an Option to an Associate under this Plan shall not constitute a contract of employment or a right to continue to serve on the Board and shall not confer on any Associate any rights upon his or her termination of employment or service in addition to those rights, if any, expressly set forth in the Option Certificate which evidences his or her Option.

     16.3. Other Conditions. Each Option Certificate may require that an Associate (as a condition to the exercise of an Option) enter into any agreement or make such representations prepared by the Company, including any agreement which restricts the transfer of Stock acquired pursuant to the exercise of such Option or provides for the repurchase of such Stock by the Company under certain circumstances.

     16.4. Withholding. The exercise of any option granted under this Plan shall constitute full and complete consent by an Associate to whatever action the Compensation Committee deems necessary to satisfy the federal and state tax withholding requirements, if any, which the Compensation Committee acting in its discretion deems applicable to such exercise. The Compensation Committee also shall have the right to provide in an Option Certificate that an Associate may elect to satisfy federal and state withholding requirements through a reduction in the number of shares of Stock actually transferred to him or her under this Plan, and if the Associate is subject to the reporting requirements under Section 16 of the Exchange Act, any such election and any such reduction shall be effected so as to satisfy the conditions to the exemption under Rule 16b-3 under the Exchange Act.

     16.5. Construction. This Plan shall be construed under the laws of the State of Georgia.

     IN WITNESS WHEREOF, the Conipany has caused its duly authorized officer to execute this Plan this _______ day of __________, 1993 to evidence its adoption of this Plan.

                               AVONDALE INCORPORATED



                               BY:
                                  --------------------------------